SETTLEMENT AGREEMENT AND REPRESENTATIONS

Ladies and Gentlemen:

I understand that TPT Global Tech, Inc. (the "Company"), a Florida corporation, is offering to issue the Company's registered Common Shares to settle outstanding legal fees due to date in the amount of $74,397 (as assigned to the Michael A. Littman Atty. Defined Benefit Plan.) The number of shares to be received in consideration is to be computed at the five day average closing trading price as specified under Rule 474 under the Securities Act of 1933 for the 5 days preceding the date of the request for acceleration of the effective date of the registration of the TPT common shares to be issued in consideration hereunder. (This may also be fully settled by payment of the sum of $74,397 in cash at any time prior to the issuance of the shares of stock of the Company.)

I hereby consent to the consideration of common shares of the Company, subject to registration of the shares on Form S-1 to be effective within 45 days hereafter to settle the outstanding account payable to me in the amount of $74,397 in consideration for a number common shares of the Company totaling $74,397 as and when computed based upon the average closing trading price for the shares for the five trading days prior to the date of the request for acceleration of the *effective date* of the Registration Statement on Form S-1 pursuant to Rule 457 under the Securities Act of 1933 and upon acceptance by you, agree to become a shareholder of the Company. In order to induce the Company to accept my offer, I advise you as follows and acknowledge:

1. Corporate Documents. Receipt of copies of Articles, Bylaws, and unaudited financial statements of the Company and such other documents as I have requested, I hereby acknowledge that I have received the documents (as may be supplemented from time to time) relating to the Company and that I have carefully read the information and that I understand all of the material contained therein, and agree to the terms, and understand the risk factors as described therein.

2. Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the terms and conditions of the, Consideration Agreement, the financial statements and related information of the Company, and the information contained in the corporate documents, and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

3. Representations and Warranties. I represent and warrant to the Company that:

(a) REGISTRATION AGREEMENT FOR COMMON SHARES TO BE ISSUED HEREUNDER.

I understand that the COMMON Shares of the company to be issued hereunder shall be registered under the Securities Act of 1933, as amended (the "Act"),

by the filing by the Company of a registration statement on form S-1 within 15 days hereafter, to be pursued to effectiveness as soon as possible and with best efforts within 45 days, under the terms specified.

(b) OWN ACCOUNT.

I am the only party in interest with respect to this consideration offer (except as noted above), and I am acquiring the Shares for my own account, and with an intent to resell, or redistribute into the public market *upon registration* of the shares

(c) AGE: CITIZENSHIP.

I am at least twenty-one years old and a citizen of the United States.

4. Conditions. I understand that this Agreement is subject to each of the following terms and conditions:

(a) The registration Statement on form S-1 being filed within 15 days and declared effective, as soon thereafter as possible, and the company shall pursue the completion of the registration with all best efforts.

(c) The share certificates to be issued and delivered pursuant to this consideration will be issued in the name of Michael A Littman Atty, Defined Benefit Plan (under an assignment) and delivered to the undersigned as trustee therefore.

5. Suitability. I hereby warrant and represent:

(a) That I consider this investment a suitable investment,

(b) That I am sophisticated and knowledgeable and have had extensive prior experience in financial matters and investments, and

(c) The consideration is subject to the terms and conditions of the Consideration Agreement.

6. Acknowledgement of Risks. I have been furnished and have carefully read the information relating to the Company, including this Consideration Agreement. I am aware that:

(a) There are substantial risks incident to the ownership of Shares from the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company.

(b) No federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment.

(c) The books and records of the Company will be reasonably available for inspection by me and/or my investment advisors, if any, at the Company's place of business.

(d) All assumptions and projections set forth in any documents provided by the Company have been included therein for purposes of illustration only, and no assurance is given that actual results will correspond with the results contemplated by the various assumptions set forth therein.

7. Receipt of Advice. I acknowledge that I have been advised to consult my own attorney and investment advisor concerning the investment.

8. Restrictions. I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

(a) Due to restrictions described below, the limited market existing for these Shares, in the event I should attempt to sell my Shares in the Company, my investment may be highly illiquid and, probably must be held indefinitely.

(b) I must bear the economic risk of investment in the Shares for an indefinite period of time.

9. Access to Information. I represent and warrant to the Company that:

(a) I have carefully reviewed and understand the risks of, and other considerations relating to the Shares, including the risks of total loss in the event the Company's business is unsuccessful.

(b) I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities and anything which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations about the Company.

(c) The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and the Agreement and consideration for the Shares.

(d) Neither I nor my investment advisors, if any, have been furnished any offering literature other than the documents attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in such exhibits and the information, as described in subparagraphs (b) and (c) above, furnished or made available to them by the Company.

(e) I am acquiring the Shares for my own account, as assigned to my Defined Benefit Plan.

(f) I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold Shares in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring Shares in the Company.

10. Binding Agreement. I hereby adopt, accept, and agree to be bound by all the terms and conditions of this Agreement, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws of the Company. Upon acceptance of this Agreement by the Company and issuance of the Shares under the terms hereof, I shall become a stockholder for all purposes. The Agreement, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors, and assigns of mine.

11. Indemnification. I further represent and warrant:

(a) I hereby indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

(I) Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

(II) The disposition of any of the Shares which I will receive, contrary to my foregoing declarations, representations, and warranties; and

(III) Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the Shares or any part thereof.

12. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado, except as to the manner in which the undersigned elects to take title to the Shares in the Company that shall be construed in accordance with the state of his principal residence.

13. Sophisticated Investor Representation

I further hereby represent that either

(i) I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company and proposed activities thereof, the risks and merits of investment in the

notes and of making an informed investment decision hereon, and am not utilizing a purchaser representative in connection with evaluating such risks and merits; or

(ii) I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of investment in the notes and make an informed decision.

(iii) I have previously invested in securities (such as stock, equipment leasing, mineral, oil and gas, or other syndications).

(iv) I further represent and warrant that I hereby agree to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

(A) Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

(B) The disposition of any of the common Shares which I will receive, contrary to my foregoing declarations, representations, and warranties; and

(C) Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the common Shares or any part thereof.

Subscriber:

Name (please print) Michael A. Littman Atty Defined Benefit Plan

Social Security No. __(xxx)________________________________

Address: PO Box 1839, Arvada, Co. 80001
Phone 72-530 6184
Nature of Business: Attorney

14. Title. I will hold title to my interest as follows:

{ } Community Property

{ } Joint Tenants with Right Survivorship

{ } Tenants in Common

{ } Individually

{ x } Other: (Trust)

15. Assignability. This consideration is personal to the person/entity whose name and address appear below. The undersigned may not assign any of its rights or obligations under this Agreement to any other person or entity, except to an entity or trust or retirement Plan primarily owned by the Subscriber signing below.

16. Conditions. This Agreement shall become binding upon the Company only when accepted, in writing, by the Company and when the financial statements are completed.

17. Effective Date. The consideration for Shares evidenced by this Agreement shall, if accepted by the Company, be binding on Sept. 30, 2020, and completion shall be effectuated when the Registration of the common shares of the company issued in Consideration has become effective for the transaction.

18. Further Acts. The undersigned hereby agrees to execute any other documents and take any further actions that are reasonably necessary or appropriate in order to implement the transaction contemplated by this Agreement.

Michael A. Littman, Atty. Defined Benefit Plan

By: Mike Littman
D37BC4B37076448

Accepted by the Company this 20 day of October 2020.

The Company agrees, as a material inducement to enter into this agreement that the COMMON Shares of the Company to be issued hereunder shall be registered under the Securities Act of 1933, as amended (the "Act"), by the filing by the Company of a registration statement on form S-1 within 15 days hereafter, to be pursued to effectiveness as soon as possible and with best efforts within 45days. The COMMON Shares of the company to be issued hereunder shall be registered under the Securities Act of 1933, as amended (the "Act"), by the filing by the Company of a registration statement on form S-1 under the terms specified hereinabove in the preamble paragraph and the second paragraph.

TPT Global Tech, Inc.

DocuSigned by:

By: Stephen Thomas
CA13103E44A247C...

Stephen J. Thomas III, CEO